                                                                 EXHIBIT 10(i)f

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of October 7, 2004, is entered into among COMMERCIAL METALS COMPANY, a Delaware corporation (the "Borrower"), the lenders listed on the signature pages hereof as Lenders (the "Lenders"), BANK OF AMERICA, N.A., as Administrative Agent, THE BANK OF TOKYO-MITSUBISHI, LTD. and ABN AMRO BANK N.V., as Co-Syndication Agents, and MELLON BANK, N.A. and BNP PARIBAS, as Co-Documentation Agents.

                                   BACKGROUND

         A. The Borrower, the Lenders, the Co-Syndication Agents, the Co-Documentation Agents and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 8, 2003, as amended by that certain First Amendment to Credit Agreement, dated as of March 15, 2004 (said Credit Agreement, as amended, the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

         B.       The Borrower has requested an amendment to the Credit
Agreement

         C. The Lenders, the Co-Syndication Agents, the Co-Documentation Agents and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Co-Syndication Agents, the Co-Documentation Agents, and the Administrative Agent covenant and agree as follows:

         1. AMENDMENT. The definition of "Letter of Credit Sublimit" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                  "Letter of Credit Sublimit" means an amount equal to $40,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

         (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) (i) the Borrower has full power and authority to execute and deliver this Second Amendment, (ii) this Second Amendment has been duly executed and delivered by the Borrower, and (iii) this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

         (d) neither the execution, delivery and performance of this Second Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of their properties are subject; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the board of directors of the Borrower) is required for the execution, delivery or performance by the Borrower of this Second Amendment.

         3. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall be effective upon satisfaction or completion of the following:

         (a) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Required Lenders;

         (b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower; and

         (c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

         4.       REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

         (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

         5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

         6. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

         7. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

         8. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

         9. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

         IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.

                                       COMMERCIAL METALS COMPANY



                                       By: /s/ Stanley A. Rabin
                                          -------------------------------------
                                          Name: Stanley A. Rabin
                                               --------------------------------
                                          Title: Chairman of the Board,
                                               --------------------------------
                                                 President and
                                                 Chief Executive Officer

                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent



                                       By: /s/ Kendra Chase
                                          -------------------------------------
                                          Name: /s/ Kendra Chase
                                               --------------------------------
                                          Title: Vice President
                                                -------------------------------

                                       BANK OF AMERICA, N.A., as a Lender



                                       By: /s/ Sanjay H. Gurnani
                                          -------------------------------------
                                          Name: Sanjay H. Gurnani
                                               --------------------------------
                                          Title: Vice President
                                                -------------------------------

                                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                       as Co-Syndication Agent and as a Lender



                                       By: /s/ D. Barnell
                                          -------------------------------------
                                          Name: D. Barnell
                                               --------------------------------
                                          Title: Vice President
                                                -------------------------------

                                       ABN AMRO BANK N.V., as Co-Syndication
                                       Agent and as a Lender



                                       By: /s/ Angela Noique
                                          -------------------------------------
                                          Name: Angela Noique
                                               --------------------------------
                                          Title: Group Vice President
                                                -------------------------------



                                       By: /s/ Ignacio Pineros
                                          -------------------------------------
                                          Name: Ignacio Pineros
                                               --------------------------------
                                          Title: Vice President
                                                -------------------------------

                                       MELLON BANK, N.A., as Co-Documentation
                                       Agent and as a Lender



                                       By: /s/ William M. Feathers
                                          -------------------------------------
                                          Name: William M. Feathers
                                               --------------------------------
                                          Title: Vice President
                                                -------------------------------

                                       BNP PARIBAS, as Co-Documentation Agent
                                       and as a Lender



                                       By: /s/ Brad Ellis
                                          -------------------------------------
                                          Name: Brad Ellis
                                               --------------------------------
                                          Title: Associate
                                                -------------------------------



                                       By: /s/ Aurora L. Abella
                                          -------------------------------------
                                          Name: Aurora L. Abella
                                               --------------------------------
                                          Title: Vice President
                                                -------------------------------

                                       COMERICA BANK, as a Lender



                                       By: /s/ Janet Wheeler
                                          -------------------------------------
                                          Name: Janet Wheeler
                                               --------------------------------
                                          Title: Corporate Banking Officer
                                                -------------------------------

                                       AUSTRALIA AND NEW ZEALAND BANKING GROUP
                                       LIMITED



                                       By: /s/ Damodar P. Menon
                                          -------------------------------------
                                          Name: Damodar P. Menon
                                               --------------------------------
                                          Title: Director
                                                -------------------------------

                                       NATIONAL AUSTRALIA BANK



                                       By: /s/ Scott Tuhy
                                          -------------------------------------
                                          Name: Scott Tuhy
                                               --------------------------------
                                          Title: Director
                                                -------------------------------

                                       THE BANK OF NOVA SCOTIA

                                       By: /s/ William E. Zarrett
                                          -------------------------------------
                                          Name: William E. Zarrett
                                               --------------------------------
                                          Title: Managing Director
                                                -------------------------------

                                       SOCIETE GENERALE



                                       By: /s/ Craig A. Tashjian
                                          -------------------------------------
                                          Name: Craig A. Tashjian
                                               --------------------------------
                                          Title: Managing Director
                                                -------------------------------



                                       By: /s/ Laurence Lemesle
                                          -------------------------------------
                                          Name: Laurence Lemesle
                                               --------------------------------
                                          Title: Vice President
                                                -------------------------------

                                       WELLS FARGO BANK, N.A.



                                       By: /s/ John W. Johnson
                                          -------------------------------------
                                          Name: John W. Johnson
                                               --------------------------------
                                          Title: Vice President
                                                -------------------------------

                                 HARRIS NESBITT FINANCING, INC.
                                 (formerly known as BMO Nesbitt Burns Financing, Inc.)



                                 By: /s/ Joseph W. Linder
                                    -------------------------------------
                                    Name: Joseph W. Linder
                                         --------------------------------
                                    Title: Vice President
                                          -------------------------------

                                       FORTIS CAPITAL CORP.



                                       By: /s/ Patrick Jaberg
                                          -------------------------------------
                                          Name: Patrick Jaberg
                                               --------------------------------
                                          Title: Sr. Associate
                                                -------------------------------



                                       By: /s/ Cristina E. Roberts
                                          -------------------------------------
                                          Name: Cristina E. Roberts
                                               --------------------------------
                                          Title: Managing Director
                                                 Fortis Capital Corp.
                                                -------------------------------

                                       HIBERNIA NATIONAL BANK



                                       By: /s/ Laura Watts
                                          -------------------------------------
                                          Name: Laura Watts
                                               --------------------------------
                                          Title: Vice President
                                                -------------------------------

                                       HSBC BANK USA, NATIONAL ASSOCIATION



                                       By: /s/ George Linhart
                                          -------------------------------------
                                          Name: George Linhart
                                               --------------------------------
                                          Title: Senior Vice President
                                                -------------------------------

                                       SOUTHWEST BANK OF TEXAS, N.A.



                                       By: /s/ Melinda N. Jackson
                                          -------------------------------------
                                          Name: Melinda N. Jackson
                                               --------------------------------
                                          Title: Senior Vice President
                                                -------------------------------